                                THE GALAXY FUND

                          GALAXY ASSET ALLOCATION FUND

                           GALAXY EQUITY INCOME FUND

                         GALAXY GROWTH AND INCOME FUND

                          GALAXY STRATEGIC EQUITY FUND

                            GALAXY EQUITY VALUE FUND

                           GALAXY EQUITY GROWTH FUND

                        GALAXY INTERNATIONAL EQUITY FUND

                          GALAXY SMALL CAP VALUE FUND

                        GALAXY SMALL COMPANY EQUITY FUND

                 SUPPLEMENT DATED APRIL 5, 1999 TO STATEMENT OF

                 ADDITIONAL INFORMATION DATED FEBRUARY 28, 1999

The following sentences are inserted at the end of the second paragraph on page 50 of the Statement of Additional Information:

However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.
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                                THE GALAXY FUND

                          GALAXY SHORT-TERM BOND FUND

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

                         GALAXY HIGH QUALITY BOND FUND

                           GALAXY CORPORATE BOND FUND

                 SUPPLEMENT DATED APRIL 5, 1999 TO STATEMENT OF

                 ADDITIONAL INFORMATION DATED FEBRUARY 28, 1999

The following sentences are inserted at the end of the second paragraph on page 35 of the Statement of Additional Information:

However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

                                THE GALAXY FUND

                          GALAXY TAX-EXEMPT BOND FUND

                     GALAXY NEW JERSEY MUNICIPAL BOND FUND

                      GALAXY NEW YORK MUNICIPAL BOND FUND

                     GALAXY CONNECTICUT MUNICIPAL BOND FUND

                    GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

                    GALAXY RHODE ISLAND MUNICIPAL BOND FUND

                 SUPPLEMENT DATED APRIL 5, 1999 TO STATEMENT OF

                 ADDITIONAL INFORMATION DATED FEBRUARY 28, 1999

The following sentences are inserted at the end of the second paragraph of the section captioned "Redemption of Retail A Shares, Retail B Shares and Trust Shares" on page 52 of the Statement of Additional Information:

However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

                                THE GALAXY FUND

                            GALAXY MONEY MARKET FUND

                             GALAXY GOVERNMENT FUND

                           GALAXY U.S. TREASURY FUND

                             GALAXY TAX-EXEMPT FUND

               GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                 GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

                GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

                 SUPPLEMENT DATED APRIL 5, 1999 TO STATEMENT OF

                 ADDITIONAL INFORMATION DATED FEBRUARY 28, 1999

The following sentences are inserted at the end of the last paragraph on page 34 of the Statement of Additional Information:

However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

                                THE GALAXY FUND

                                 PRIME RESERVES

                              GOVERNMENT RESERVES

                              TAX-EXEMPT RESERVES

                 SUPPLEMENT DATED APRIL 5, 1999 TO STATEMENT OF

                  ADDITIONAL INFORMATION DATED AUGUST 14, 1998

The following sentences are inserted at the end of the last paragraph on page 9 of the Statement of Additional Information:

However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

                                THE GALAXY FUND

                               EQUITY VALUE FUND

                               EQUITY GROWTH FUND

                               EQUITY INCOME FUND

                           INTERNATIONAL EQUITY FUND

                           SMALL COMPANY EQUITY FUND

                             ASSET ALLOCATION FUND

                              SMALL CAP VALUE FUND

                             GROWTH AND INCOME FUND

                             STRATEGIC EQUITY FUND

                              SHORT-TERM BOND FUND

                      INTERMEDIATE GOVERNMENT INCOME FUND

                             HIGH QUALITY BOND FUND

                              TAX-EXEMPT BOND FUND

                 SUPPLEMENT DATED APRIL 5, 1999 TO STATEMENT OF

                 ADDITIONAL INFORMATION DATED OCTOBER 31, 1998

The following sentences are inserted at the end of the first paragraph following the table on page 20 of the Statement of Additional Information for Prime Shares of the Funds:

However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.